MONY Life Insurance Company

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2023 and 2022

Statutory Statements of Operations, Changes in Capital and Surplus, and Cash Flow for Each of the Years in the Three-Year Period Ended December 31, 2023

Supplemental Schedules as of and for the years ended December 31, 2023, 2022, and 2021

Independent Auditors’ Report

The Board of Directors
MONY Life Insurance Company:

Opinions

We have audited the statutory financial statements of MONY Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2023, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2023 in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in the supplemental Schedule I Summary of Investments - Other Than Investments in Related Parties and Schedule IV Reinsurance is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Birmingham, Alabama
March 22, 2024

MONY LIFE INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2023	2022

	($ in thousands, except share amounts)
Bonds (fair value: 2023 - $4,163,691; 2022 - $4,184,404)	$4,784,592	$4,965,705
Preferred stocks (fair value: 2023 - $3,316; 2022 - $10,469)	3,316	10,469
Common stocks-unaffiliated (cost: 2023 - $1,243; 2022 - $4,110)	1,243	6,818
Mortgage loans on real estate	278,085	291,899
Contract loans	542,790	557,480
Cash and cash equivalents	117,842	92,493
Other invested assets	160,600	160,613
Receivable for securities	1,089	287
Total cash and investments	5,889,557	6,085,764
Amounts recoverable from reinsurers	4,563	2,570
Deferred and uncollected premiums	26,998	28,891
Investment income due and accrued	59,264	62,584
Current federal and foreign income tax recoverable	1,661	2,293
Deferred tax asset	32,635	37,751
Other assets	19,879	8,093
Assets held in Separate Accounts	145,800	131,696
Total admitted assets	$6,180,357	$6,359,642

(Continued)

MONY LIFE INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2023	2022

	($ in thousands, except share amounts)
LIABILITIES AND CAPITAL AND SURPLUS
Aggregate reserves:
Life policies and contracts	$5,265,815	$5,419,888
Accident and health	5,211	5,164
Liability for deposit-type contracts	205,626	230,829
Policy and contract claims:
Life	44,102	53,448
Accident and health	321	277
Policyholders' dividends	63,250	68,918
Interest maintenance reserve (IMR)	17,995	25,414
General expenses due or accrued	21	31
Transfers to (from) Separate Accounts due or accrued, net	1,228	(208)
Remittances and items not allocated	6,161	6,900
Asset valuation reserve (AVR)	40,954	40,358
Payable to parent, subsidiaries, and affiliates	2,710	3,326
Funds held under reinsurance treaties	3,155	3,081
Other liabilities	22,848	19,679
Liabilities held in Separate Accounts	145,800	131,694
Total liabilities	5,825,197	6,008,799
Capital and surplus:
Common stock, $1.00 par value; 2,500,000 shares authorized, issued and outstanding	2,500	2,500
Gross paid-in and contributed surplus	325,988	325,988
Group contingency life reserve	225	225
Unassigned funds - surplus	26,447	22,130
Total capital and surplus	355,160	350,843
Total liabilities and capital and surplus	$6,180,357	$6,359,642

See Notes to the Financial Statements (Statutory Basis).

MONY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

(Statutory Basis)

	Years Ended December 31
	2023	2022	2021

	($ in thousands)
Revenue:
Premiums and annuity considerations	$155,504	$179,550	$190,646
Net investment income	233,064	236,461	245,213
Commissions and expense allowances on reinsurance ceded	936	1,153	1,344
Amortization of interest maintenance reserve	6,710	8,071	5,665
Net loss from operations from Separate Accounts	(1)	(4)	(6)
Reserve adjustments on reinsurance ceded	98	(100)	(5)
Other income	6,793	3,130	5,275
Total revenue	403,104	428,261	448,132
Benefits and expenses:
Death and annuity benefits	240,505	254,353	275,008
Accident and health benefits	4,119	4,286	4,688
Surrender benefits and other fund withdrawals	200,403	160,304	175,167
Other policy and contract benefits	9,866	12,646	11,432
Decrease in aggregate reserves	(154,026)	(121,144)	(123,975)
Commissions and commission expense allowances	2,909	3,196	3,644
General expenses	12,615	14,512	12,624
Insurance taxes, licenses, and fees	2,899	3,692	3,694
Transfers from Separate Accounts, net	(7,567)	(7,595)	(13,088)
Other expenses	(1,368)	(1,183)	1,081
Total benefits and expenses	310,355	323,067	350,275
Net income (loss) from operations before dividends to policyholders and federal income taxes	92,749	105,194	97,857
Dividends to policyholders	56,853	60,842	82,460
Federal income tax expense (benefit)	3,517	1,245	(2,871)
Net income (loss) from operations	32,379	43,107	18,268
Net realized capital gains (losses) (less $(3,442), $649, and $5,931 of capital gains tax (benefit) in 2023, 2022, and 2021, respectively, and excluding $(709), $86, and $23,551 transferred to (from) the IMR in 2023, 2022 and 2021, respectively)	(1,600)	346	2,697
Net income (loss)	$30,779	$43,453	$20,965

See Notes to the Financial Statements (Statutory Basis).

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(Statutory Basis)

($ in thousands)
Capital and surplus, December 31, 2020	$371,447

Net income	20,965
Change in net unrealized capital gains and losses, less capital gains tax of $(130)	(487)
Change in nonadmitted assets	(948)
Change in liability for reinsurance in unauthorized and certified companies	2
Change in asset valuation reserve	(7,579)
Change in net deferred income tax	(6,012)
Change in surplus notes	(1,091)
Dividend to parent	(37,000)
Prior period adjustment	(4,748)
Capital and surplus, December 31, 2021	334,549

Net income	43,453
Change in net unrealized capital gains and losses, less capital gains tax of $(205)	(771)
Change in nonadmitted assets	8,794
Change in asset valuation reserve	(3,595)
Change in net deferred income tax	(10,303)
Dividend to parent	(18,000)
Prior period adjustment	(3,284)
Capital and surplus, December 31, 2022	350,843

Net income	30,779
Change in net unrealized capital gains and losses, less capital gains tax of $(86)	(323)
Change in nonadmitted assets	16,479
Change in asset valuation reserve	(596)
Change in net deferred income tax	(7,022)
Dividend to parent	(35,000)
Capital and surplus, December 31, 2023	$355,160

See Notes to the Financial Statements (Statutory Basis).

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2023	2022	2021

	($ in thousands)
Cash from operations
Premiums and annuity considerations	$157,505	$179,856	$190,907
Net investment income	234,774	238,012	254,326
Miscellaneous income	7,960	4,100	6,601
Benefit and loss payments	(478,632)	(455,861)	(474,557)
Net transfers from Separate Accounts	9,003	6,131	14,518
Commissions, expenses paid and miscellaneous	(19,054)	(19,202)	(21,602)
Dividends paid to policyholders	(62,521)	(78,285)	(83,812)
Federal income taxes	557	(5,963)	1,256
Net cash from operations	(150,408)	(131,212)	(112,363)
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	428,478	223,236	1,094,623
Stocks	13,570	1,252	893
Mortgage loans	17,826	86,079	18,444
Net losses on cash, cash equivalents, and short-term investments	—	—	2
Total investment proceeds	459,874	310,567	1,113,962
Cost of investments acquired:
Bonds	(252,763)	(144,585)	(977,908)
Stocks	—	—	(167)
Mortgage loans	(4,000)	(7,250)	(44,350)
Other invested assets	—	—	(17,319)
Other miscellaneous applications	(801)	(10)	(12)
Total investments acquired	(257,564)	(151,845)	(1,039,756)
Net change in contract loans	14,668	23,369	38,554
Net cash from investments	216,978	182,091	112,760
Cash from financing and miscellaneous sources
Cash provided (applied):
Surplus notes	—	—	(1,091)
Borrowed funds	—	(43,126)	32,274
Net deposits on deposit-type contract funds	(10,655)	(7,742)	(9,492)
Dividends to parent	(35,000)	(18,000)	(37,000)
Other cash provided (applied), net	4,434	8,324	(1,880)
Net cash from financing and miscellaneous sources	(41,221)	(60,544)	(17,189)
Net change in cash, cash equivalents, and short-term investments	25,349	(9,665)	(16,792)
Cash, cash equivalents, and short-term investments, beginning of year	92,493	102,158	118,950
Cash, cash equivalents, and short-term investments, end of year	$117,842	$92,493	$102,158

Non-cash transactions
Non-cash exchange of securities (Investments)	$11,024	$6,061	$26,402
Non-cash change in retained asset account (Operations and Financing and miscellaneous sources)	14,547	515	2,652
Non-cash change in reinsurance loss contingency reserve (Operations and Financing and miscellaneous sources)	1,922	1,337	389

See Notes to the Financial Statements (Statutory Basis).

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.            General

Basis of Presentation – The statutory basis financial statements of MONY Life Insurance Company (the “Company”) have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (the “Department”). The Company is a stock, legal reserve, life, and accident and health insurer.

All outstanding shares of the Company's common stock are owned by Protective Life Insurance Company (“PLICO”), a life insurance company domiciled in the State of Tennessee. PLICO is a wholly owned subsidiary of Protective Life Corporation (“PLC”), an insurance holding company domiciled in the State of Delaware. PLC is a subsidiary of Dai-ichi Life Holdings, Inc., a kabushiki kaisha organized under the laws of Japan (“Dai-ichi Life”). On February 1, 2015, The Dai-ichi Life Insurance Company, Limited, (now known as Dai-ichi Life Holdings, Inc.) acquired 100% of PLC’s outstanding shares of common stock through the merger of DL Investment (Delaware), Inc., a Delaware corporation and wholly owned subsidiary of Dai-ichi Life, with and into PLC, with PLC continuing as the surviving entity (the “Merger”). As a result of the Merger, PLC became a direct, wholly owned subsidiary of Dai-ichi Life. Effective January 1, 2023, PLC became a wholly owned subsidiary of Dai-ichi Life International Holding, LLC, a godo kaisha organized under the laws of Japan and subsidiary of Dai-ichi Life (“Dai-ichi Life International”), upon the transfer of all of the outstanding shares of PLC’s common stock from Dai-ichi Life to Dai-ichi Life International. Dai-ichi Life remains the ultimate controlling parent corporation of PLC. Other affiliated insurers include Golden Gate Captive Insurance Company, Protective Property & Casualty Insurance Company, Protective Life and Annuity Insurance Company, and West Coast Life Insurance Company.

The Department recognizes only statutory practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under New York Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual, effective January 1, 2001 (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the State of New York. The State of New York has adopted certain prescribed accounting practices that differ from those found in the NAIC SAP, none of which had a material impact on the Company’s Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2023 and 2022, or Statements of Operations for each of the years in the three-year period ended December 31, 2023.

The Company had no permitted practices as of December 31, 2023 and 2022 or for each of the years in the three-year period ended December 31, 2023.

The preparation of financial statements in conformity with NAIC SAP requires management to make various estimates that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from those estimates.

The Company elected to use rounding in reporting amounts throughout the statutory financial statements and in the accompanying notes to the statutory financial statements (collectively, the “statements”) and therefore summation of amounts and consistency between related amounts within the statements may be impacted by immaterial amounts.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Certain prior year amounts have been reclassified for consistency with the current year presentation. These reclassifications had no effect on the reported results.

Acquisition of the Company by PLICO on October 1, 2013 – PLICO purchased the Company on October 1, 2013. The Company was previously owned by AXA Equitable Financial Services, LLC (“AEFS”), a wholly-owned subsidiary of AXA Financial, Inc. (“AXA”). Pursuant to the master agreement (the “Master Agreement”) dated April 11, 2013 with AXA and AEFS, PLICO acquired the stock of the Company from AEFS.

Nature of Operations – The Company previously offered a broad portfolio of life insurance products consisting primarily of variable life and interest-sensitive life insurance products (including group universal life insurance), in addition to a whole life and a variety of term life insurance products. The Company also offered a variety of annuity products, such as variable annuities, fixed deferred annuities and payout annuities. As part of the acquisition by PLICO, the Company no longer writes new business, but continues to service existing business.

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, inflation, and other factors.

Summary of Significant Accounting Policies – The Company uses the following significant accounting policies:

Cash and Investments

Investments are stated at values determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with a NAIC designation of 6 which are carried at the lower of amortized cost or fair value. For bonds carried at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. The majority of prepayment assumptions for loan-backed bonds and structured securities are obtained from Bloomberg; other sources are broker-dealer surveys, trustee information, and internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Bond and preferred stock fair values are obtained from nationally-recognized pricing services. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by these services.

Redeemable preferred stocks are stated at amortized cost or fair value, depending on the assigned credit ratings. Perpetual preferred stocks are stated at fair value, not to exceed any currently effective call price. For preferred stocks at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Common stocks are generally stated at a fair value obtained from a nationally recognized pricing service.

Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines. Temporary declines in value are reflected in net unrealized capital gains and losses in unassigned funds.

Contract loans are carried at the unpaid principal balances. The excess of the unpaid contract loan balance over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to unassigned funds. Interest is capitalized on the anniversary date.

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally-insured limits; however, total deposits are maintained within the bank-specific deposit level guidelines established by the Investments Policy Committee (IPC). The Company reviews the creditworthiness of these financial institutions and believes there is minimal risk of material loss.

Short-term investments are stated at amortized cost, which the Company believes approximates fair value. The short-term investment category includes those investments whose maturities at the time of acquisition were one year or less. Money market mutual funds are classified as cash equivalents with measurement at fair value.

The Company’s investments in surplus notes with an NAIC Credit Rating Providers (“NAIC CRP”) designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus notes held with no NAIC CRP designation, or with a designation of NAIC 3, 4, 5, or 6, are carried at the lesser of amortized cost or fair value. Investments in surplus notes are reported as “Other invested assets”.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Investment income is recorded when earned.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Statements of Operations on the trade date, net of the amount transferred to the IMR and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. Once a determination has been made that a specific other-than-temporary impairment (“OTTI”) exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

Premium Revenue and Related Commissions

Annuity considerations are recognized as revenue when received. Premiums for flexible premiums/universal life policies and single premium credit life are recognized as revenues when collected. Premiums for traditional life insurance products are recognized as revenue when due. Accident and health premiums are earned ratably over the terms of the related insurance contracts.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Considerations for deposit type contracts, which do not have any life contingencies, are recorded directly to the related liability.

Acquisition costs, such as commissions and other costs related to new business, are expensed as incurred.

Policyholders’ Dividends

A portion of the Company’s business has been issued on a participating basis. The amount of policyholders' dividends to be paid is determined annually by the Company’s Board of Directors, and is included in “Dividends to policyholders” shown in the Company’s Statements of Operations. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and to management's judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

The Company is subject to limitations on the amounts of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on November 16, 1998 which are not included in the Closed Block (see Note 11) and with respect to participating policies issued subsequent to November 16, 1998. Excess statutory profits, if any, will be distributed over time to such policyholders and are not available to the stockholder of the Company.

Aggregate Reserves for Policies and Contracts

Policy reserves for future life insurance policy benefits are actuarially computed using methods and assumptions in accordance with certain state statutes and administrative regulations. The mortality table and interest assumptions currently being used on the majority of policies in force are the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary tables with 2.25% to 6.0% interest for 2023, 2022, and 2021.

Liabilities for policy reserves on fixed annuity contracts are calculated based on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The reserve calculation considers the interest credited rates and guarantee periods specific to each policy as well as the appropriate mortality table depending on the contract issue date.

Reserves for deposit-type funds are equal to deposits received and interest credited to contract holders less surrenders and withdrawals that represent a return to the contract holder. Interest rates credited ranged from 0.75% to 11.25% for immediate annuities during 2023, 2022, and 2021.

Pension reserves are generally established at an amount equal to the total experience funds or contractholders’ balances, except for certain funds with unconditional surrender charges, where the reserves are equal to the contractholders’ balances less the applicable surrender charge. Additional reserves for the group and individual annuity contract business are maintained at an amount required to meet New York State formula.

Liabilities for accident and health policies include unearned premiums and additional reserves. The liability for future policy benefits and claims on life and health insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Changes in estimates are reflected in operations during the period in which the change occurred.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves which are included in “Aggregate reserves: Life policies and contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Substandard policies are valued from basic actuarial principles using the policy’s substandard rating.

As of December 31, 2023 and 2022, the Company had $204.6 million and $215.7 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York. Reserves to cover this insurance totaled $4.2 million and $4.4 million net of reinsurance as of December 31, 2023 and 2022, respectively, and are reported in “Aggregate reserves: Life policies and contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Tabular Interest, the Tabular less actual reserve released, and the Tabular Cost, have been determined by formulas. For the determination of investment earnings on funds not involving life contingencies, for each valuation rate of interest the tabular interest is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amounts of funds subject to such valuation rate of interest held at the beginning and the end of the year of valuation. The tabular interest on funds not involving life contingencies is generally the interest actually credited or paid on such funds.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 54, “Individual and Group Accident and Health Contracts.”

Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company’s valuation actuary using statistical claim development models to develop best estimates or liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

Policy and Contract Claims

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such amounts are necessarily estimates, the ultimate liability may differ from the amount recorded and will be reflected in the results of operations when additional information becomes known.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”)

The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturity investments resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR. Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned funds.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of certain investments. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently but is amortized into income over the approximate remaining life of the investment sold.

Federal Income Taxes

The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of unassigned funds.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other reinsurers. Amounts recoverable from reinsurers related to paid policy claims are included in “Amounts recoverable from reinsurers” and insurance liabilities are reported net of reinsurance recoverables in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Receivables and payables from the same reinsurer, including funds withheld, are generally offset. For reserve credits taken related to reinsurers considered to be unauthorized by the Department, the Company must obtain letters of credit, funds withheld, or other forms of collateral in amounts at least equal to reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies.

Reinsurance premiums ceded and reinsurance recoveries on policy claims are netted against the respective “Premiums and annuity considerations” and “Death and annuity benefits” in the Statements of Operations. Revenues from commissions and expense allowances on reinsurance ceded are recognized in the period in which the transaction occurs and recorded in “Commissions and expense allowances on reinsurance ceded” in the Statements of Operations.

The Company remains liable with respect to ceded insurance should any reinsurer fail to meet the obligations it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

Separate Accounts

The majority of securities in the Company’s Separate Accounts consist of mutual funds valued at fair value. All other publicly traded bonds and stocks are also valued at fair value. Direct placement bonds are stated at fair value, as determined by the Company or third-party appraisers. Short-term investments held in money market Separate Accounts are stated at fair value regardless of the length of maturity. Short-term investments held in all other Separate Accounts with remaining maturity at acquisition of (i) sixty days or less are stated at amortized cost, which the Company believes when combined with accrued income, approximates fair value; or (ii) more than sixty days are stated at fair value. Investments in shares of variable insurance trusts are stated at fair value, which reflects the net asset value of the various portfolios. Net asset values are based upon market or fair values of the securities held in each of the corresponding portfolios of the funds. Please refer to Note 15 for further information regarding the Company’s Separate Accounts.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2.            Statutory and Generally Accepted Accounting Principles Differences

Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). A summary of significant Statutory Accounting Principles (“SAP”) and their difference to GAAP, is as follows:

1.	The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to operations in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into revenue over the premium paying period of the related policies. Under GAAP, acquisition costs on successful efforts are capitalized and charged to operations as the revenues or expected gross profits are recognized;

2.	Deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue. Under GAAP, these items are accounted for as deposits on the balance sheet and do not flow through the income statement;

3.	Under SAP rules that precede Principles Based Reserves (“PBR”), policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including reserve bases appropriate for life, accident and health, and annuity products. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company’s experience. Under PBR, company experience is utilized in setting certain assumptions for the scenario-based reserves for life and annuity products as defined under NAIC Valuation Manual 20, “Requirements for Principle-Based Reserves for Life Products” (“VM-20”) and NAIC Valuation Manual 21, “Requirements for Principal-Based Reserves for Variable Annuities” (“VM-21”). Aggregate statutory reserves are shown net of the credit taken for reinsurance. Under GAAP, reserves for life-contingent annuity and traditional life insurance products are based on the present value of future benefits less the present value of future net premiums based on mortality, lapse, and other assumptions, which were appropriate at the time the policies were issued or acquired. Reserves for non-life-contingent annuity and universal life insurance products are recognized by establishing a liability equal to the current account value of the policyholders’ contracts, with an additional reserve for certain guaranteed benefits. Aggregate reserves are shown gross with an offsetting reinsurance recoverable;

4.	Certain assets must be included in the statutory financial statements at “admitted asset value” and “nonadmitted assets” must be excluded through a charge against surplus. No such reduction of asset values is required under GAAP;

5.	Bonds and redeemable preferred stocks are generally stated at amortized cost and perpetual preferred stocks are stated at fair value. For bonds and preferred stocks stated at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds. Under GAAP, bonds and preferred stocks, other than those classified as held to maturity, are stated at fair value with changes recorded in accumulated other comprehensive income (loss) in the balance sheet if classified as available-for-sale securities or in the income statement if classified as trading securities;

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

6.	Certain assets and liabilities are reported net of ceded reinsurance balances, which is not permitted by GAAP;

7.	Realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations. Under GAAP realized capital gains and losses are reflected on a gross basis in the Income Statement as the IMR concept does not exist in GAAP;

8.	Deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. Gross deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. The admission of gross deferred income taxes, after any valuation allowance, is additionally subject to various limitations as specified by NAIC SAP. No such admissions test exists under GAAP. Changes in deferred tax assets and liabilities are recognized as a separate component of unassigned funds, while under GAAP, these changes are included in income tax expense or benefit in the Income Statement;

9.	The AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus. No such reserve is required under GAAP;

10.	The IMR is reported as a liability and the amortization of the IMR is reported in the revenue section of the Statements of Operations. No such reserve is required under GAAP;

11.	The Statements of Cash Flow are presented in the required statutory format which differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. SAP requires no reconciliation between net income and net cash provided by operating activities as required by GAAP;

12.	The change in the unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss);

13.	Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the Statements of Admitted Assets, Liabilities, and Capital and Surplus. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a component of gross premiums;

14.	For reserve credits taken related to reinsurers considered “unauthorized” by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned funds. No such liability is recorded for GAAP;

15.	Market value adjusted annuities are included in the Company’s general account for GAAP purposes, but are included in Separate Accounts on a statutory basis;

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.	Goodwill of entities acquired is recorded at the parent level for NAIC SAP and amortized. Under GAAP, goodwill is recorded at the subsidiary level at cost and tested for impairment using a fair value methodology at least annually;

17.	Under SAP, surplus notes are reported as equity rather than as a liability for GAAP; and

18.	Acquisitions and reinsurance transactions can be subject to different accounting treatments due to differences in risk transfer and business combination assessments. Certain acquisitions of inforce business are accounted for as reinsurance pursuant to Statutory guidelines but are subject to Purchase GAAP accounting (“PGAAP”) guidelines for GAAP reporting purposes due to their qualification as a business combination.

The differences between NAIC SAP and GAAP have not been quantified as of December 31, 2023 and 2022 or for each of the years in the three-year period ended December 31, 2023; however, the differences are presumed to be material.

3.            Accounting Changes and Prior Period Adjustments

Accounting Changes

Effective January 1, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 86 “Derivatives”. These revisions provide for more consistency between SAP and U.S. GAAP with respect to the assessment of effective hedge relationships and introduce additional guidance for the application of certain hedging methods. The revised guidance did not impact the Company’s financial position or results of operations.

Effective August 13, 2023, the NAIC Statutory Accounting Principles Working Group adopted INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). INT 23-01 provides a limited-time, optional exception to the existing guidance in SSAP No. 7 “Asset Valuation Reserve and Interest Maintenance Reserve” and the annual statement instructions that requires net negative (disallowed) IMR in the general account to be nonadmitted. Companies who elect the optional exception are permitted to admit negative IMR up to 10% of adjusted capital and surplus, subject to certain disclosure requirements and other constraints. The revised guidance did not impact the Company, as it did not have a negative IMR balance at the end of the reporting period.

Effective January 1, 2021, the Company adopted revisions to SSAP No. 32, “Preferred Stock” (“SSAP No. 32R”), which refined definitions of preferred stock categories and updated accounting guidance for certain categories of preferred stock. Under the revised guidance in SSAP No. 32R, all perpetual preferred stocks shall be reported at fair value, not to exceed any currently effective call price. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective January 1, 2021, the Company adopted revisions to SSAP No.106, “Affordable Care Act Section 9010 Assessment” (“SSAP No. 106R”) which relate to the repeal by Congress of the Affordable Care Act Section 9010 Assessment, also known as the health insurer’s tax (HIT). The adoption of these revisions had no effect on the Company’s financial statements.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Prior Period Adjustments

During the December 31, 2022 statutory filing, the Company identified an error in the process to record an accrual for accumulated interest related to a profit share reinsurance agreement. The Company’s “Other policyholders' funds and policy contract liabilities” was understated by $4.2 million and “Deferred tax asset” understated by $0.9 million as of December 31, 2021. The net effect of these changes was a decrease in “Unassigned funds - surplus” of $3.3 million which was reported as a “Prior period adjustments”. In accordance with the provisions of SSAP No. 3, this amount represents the January 1, 2022 impact of the correction.

For the March 31, 2021 statutory filing, the Company corrected its calculation of disabled life reserves as reported on its December 31, 2020 statutory annual statement. The correction was due to the inadvertent exclusion of certain policies from the reserve calculation as of December 31, 2020. The adjustments related to this correction resulted in an increase to “Aggregate reserves: Life policies and contracts” of $4.6 million and an increase to “Current federal income tax recoverable” of $0.9 million, in addition to an increase in “Deferred tax asset” of $0.1 million, with an offsetting increase in “Deferred tax asset” non-admitted of $0.1 million. The net effect of these changes was a decrease in “Unassigned funds - surplus” of $3.7 million, which was reported as a “Prior period adjustment”. In accordance with the provisions of SSAP No. 3, this change represents the January 1, 2021 impact of the correction.

For the June 30, 2021 statutory filing, the Company corrected its Universal Life (“UL”) policyholder reserve calculation as reported on its December 31, 2020 statutory annual statement. The correction was due to the use of an incorrect UL guaranteed rate in the policyholder reserve calculation. The adjustments related to this correction resulted in an increase to “Aggregate reserves: Life policies and contracts” of $1.1 million and an increase to “Current federal income tax recoverable” of $0.1 million, in addition to an increase in “Deferred tax asset” of $0.1 million, with an offsetting increase in “Deferred tax asset” non-admitted of $0.1 million. The net effect of these changes was a decrease to “Unassigned funds - surplus” of $1.0 million which was reported as a “Prior period adjustment”. In accordance with the provisions of SSAP No. 3, this change represents the January 1, 2021 impact of the correction.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4. Investments

Net Investment Income

Net investment income consists of the following:

	For The Years Ended December 31
	2023	2022	2021

	($ in thousands)
Bonds	$197,116	$199,062	$208,741
Stocks	586	827	821
Mortgage loans	11,484	16,531	15,747
Cash, cash equivalents, and short-term investments	4,308	1,239	53
Contract loans	31,706	31,840	34,009
Other invested assets	6,969	6,969	6,902
Miscellaneous investment income	—	134	(1)
Total investment income	252,169	256,602	266,272
Less: Investment expenses	19,105	20,141	21,059
Net investment income	$233,064	$236,461	$245,213

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans -	Income is excluded on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.

Bonds -	When the Company determines collection of interest to be uncertain or interest is 90 days past due, the accrual of interest is discontinued.

No amounts were excluded from investment income due and accrued as of December 31, 2023 and 2022.

The Company had no amounts of deferred interest as of December 31, 2023 and 2022.

As of December 31, 2023 and 2022, the cumulative amounts of mortgage loan paid-in-kind (PIK) interest included in the current principal balance were $2.2 million and $2.2 million, respectively.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Realized Gains and Losses

Realized investment gains (losses) are summarized as follows:

	For The Years Ended December 31
	2023	2022	2021

	($ in thousands)
Bonds	$(6,934)	$178	$31,906
Preferred stocks	(2,306)	—	—
Common stocks (unaffiliated)	3,489	903	272
Cash, cash equivalents, and short-term investments	—	—	2
Other investments	—	—	(1)
Less:
Amount transferred to interest maintenance reserve	(709)	86	23,551
Federal income tax expense (benefit)	(3,442)	649	5,931
Net realized investment gains (losses)	$(1,600)	$346	$2,697

Proceeds from the sales of investments in bonds and stocks during 2023, 2022, and 2021 were $185.5 million, $63.7 million and $681.7 million, respectively. The Company realized gross gains of $7.9 million, $1.1 million, and $32.2 million on those sales for the years ended 2023, 2022, and 2021, respectively. Gross losses of $13.6 million, $0, and less than $0.1 million were realized on those sales for the years ended December 31, 2023, 2022, and 2021, respectively.

Unrealized Gains and Losses

The change in net unrealized capital gains and losses included in unassigned funds is as follows:

	For The Years Ended December 31
	2023	2022	2021

	($ in thousands)
Bonds	$(68)	$—	$—
Preferred stocks	2,366	(4,130)	(170)
Common stocks (unaffiliated)	(2,707)	3,154	(447)
Less:
Federal income tax expense (benefit)	(86)	(205)	(130)
Total change in net unrealized capital gains and losses	$(323)	$(771)	$(487)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Bonds and Preferred Stocks

The statement value and estimated fair value of the Company's bond and preferred stock investments as of December 31 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2023	($ in thousands)
Bonds:
US Government	$8,027	$—	$(314)	$7,713
US states, territories, and possessions	2,500	74	—	2,574
US political subdivision	19,368	875	—	20,243
US special revenue & special assessment	151,600	866	(12,012)	140,454
Industrial and miscellaneous	3,757,973	10,480	(487,231)	3,281,222
Total bonds, excluding loan-backed and structured securities	3,939,468	12,295	(499,557)	3,452,206
Loan-backed and structured securities:
Residential mortgage-backed securities	518,614	507	(106,758)	412,363
Commercial mortgage-backed securities	217,382	—	(27,413)	189,969
Other loan-backed and structured securities	109,128	36	(12)	109,152
Total loan-backed and structured securities	845,124	543	(134,183)	711,484
Total bonds	4,784,592	12,838	(633,740)	4,163,690
Preferred stocks	3,316	—	—	3,316
Total bonds and preferred stocks	$4,787,908	$12,838	$(633,740)	$4,167,006

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2022	($ in thousands)
Bonds:
US Government	$11,014	$—	$(502)	$10,512
US states, territories, and possessions	3,861	85	—	3,946
US political subdivision	19,377	663	—	20,040
US special revenue & special assessment	151,857	962	(17,143)	135,676
Industrial and miscellaneous	4,076,845	7,730	(641,207)	3,443,368
Total bonds, excluding loan-backed and structured securities	4,262,954	9,440	(658,852)	3,613,542
Loan-backed and structured securities:
Residential mortgage-backed securities	484,878	159	(104,436)	380,601
Commercial mortgage-backed securities	217,873	—	(27,612)	190,261
Total loan-backed and structured securities	702,751	159	(132,048)	570,862
Total bonds	4,965,705	9,599	(790,900)	4,184,404
Preferred stocks	10,469	—	—	10,469
Total bonds and preferred stocks	$4,976,174	$9,599	$(790,900)	$4,194,873

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The statement value and estimated fair value of bonds as of December 31, 2023, by expected maturity, is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

	Statement Value	Estimated Fair Value

	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$51,516	$50,327
Due after 1 year through 5 years	253,812	240,918
Due after 5 years through 10 years	602,019	529,789
Due after 10 years	3,032,121	2,631,172
Total bonds, excluding loan-backed and structured securities	3,939,468	3,452,206
Total loan-backed and structured securities	845,124	711,484
Total bonds	$4,784,592	$4,163,690

The statement value and estimated fair value of bonds as of December 31, 2022, by expected maturity, is shown below.

	Statement Value	Estimated Fair Value

	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$191,824	$190,691
Due after 1 year through 5 years	270,414	255,869
Due after 5 years through 10 years	677,073	576,827
Due after 10 years	3,123,643	2,590,155
Total bonds, excluding loan-backed and structured securities	4,262,954	3,613,542
Total loan-backed and structured securities	702,751	570,862
Total bonds	$4,965,705	$4,184,404

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company’s investment gross unrealized losses and estimated fair values, aggregated by investment category and length of time that individual securities have been in a continuous loss position as of December 31 are as follows:

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss

2023	($ in thousands)
Bonds:
US Government	$—	$—	$7,713	$(314)	$7,713	$(314)
US special revenue & special assessment	14,693	(307)	88,147	(11,705)	102,840	(12,012)
Industrial and miscellaneous	98,357	(1,235)	2,919,180	(485,996)	3,017,537	(487,231)
Total bonds, excluding loan-backed and structured securities	113,050	(1,542)	3,015,040	(498,015)	3,128,090	(499,557)
Loan-backed and structured securities:
Residential mortgage-backed securities	38,693	(443)	339,315	(106,315)	378,008	(106,758)
Commercial mortgage-backed securities	—	—	189,968	(27,413)	189,968	(27,413)
Other loan-backed and structured securities	21,974	(12)	—	—	21,974	(12)
Total loan-backed and structured securities	60,667	(455)	529,283	(133,728)	589,950	(134,183)
Total bonds	$173,717	$(1,997)	$3,544,323	$(631,743)	$3,718,040	$(633,740)

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss

2022	($ in thousands)
Bonds:
US Government	$7,093	$(117)	$3,419	$(385)	$10,512	$(502)
US special revenue & special assessment	90,361	(11,027)	11,285	(6,116)	101,646	(17,143)
Industrial and miscellaneous	2,877,424	(498,351)	405,532	(142,856)	3,282,956	(641,207)
Total bonds, excluding loan-backed and structured securities	2,974,878	(509,495)	420,236	(149,357)	3,395,114	(658,852)
Loan-backed and structured securities:
Residential mortgage-backed securities	273,440	(69,654)	91,028	(34,782)	364,468	(104,436)
Commercial mortgage-backed securities	173,301	(24,661)	16,961	(2,951)	190,262	(27,612)
Total loan-backed and structured securities	446,741	(94,315)	107,989	(37,733)	554,730	(132,048)
Total bonds	$3,421,619	$(603,810)	$528,225	$(187,090)	$3,949,844	$(790,900)

For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other than temporary (please see the “Loan-backed and Structured Securities” section for information on loan-backed security OTTIs). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security-by-security review each quarter in evaluating the need for any OTTIs. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered. For securities in an unrealized loss position for which an OTTI was not recognized, the Company believes that it will collect all amounts due according to the contractual terms of the securities in effect at the date of acquisition and has the intent and the ability to hold these securities until recovery. The Company recognized $0, $0, and $0 of OTTIs on non-loan-backed securities during 2023, 2022, and 2021, respectively.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company had securities with a fair value of $3,544.3 million in an unrealized loss position for greater than twelve months as of December 31, 2023, and the related unrealized loss of $631.7 million pertains primarily to residential mortgage-backed, healthcare and utility securities. The Company had securities with a fair value of $528.2 million in an unrealized loss position for greater than twelve months as of December 31, 2022, and the related unrealized loss of $187.1 million pertains primarily to banking, residential mortgage-backed, and healthcare securities. The aggregate decline in fair value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information.

There were no individual bonds that exceeded 10% of capital and surplus as of December 31, 2023 and 2022.

As of December 31, 2023 and 2022, bonds and cash having a fair value of $8.0 million and $8.3 million, respectively, were on deposit with various governmental authorities as required by law.

The Company held no securities with a 5GI NAIC rating as of December 31, 2023 and 2022.

Loan-Backed and Structured Securities

For the impairment review of loan-backed and structured securities, the Company employed the retrospective method during the period, basing its assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information that was used for these assumptions was provided by a nationally recognized, real-time database.

For each of the years in the three-year period ended December 31, 2023, no OTTIs were recorded due to an intent to sell these securities. Also, no such impairments were recorded due to an inability or lack of intent to retain the securities for a period of time sufficient to recover their amortized cost.

For the three-year period ended December 31, 2023, the Company recognized no OTTIs for loan-backed securities.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

All impaired securities (fair value is less than cost or amortized cost) for which an OTTI has not been recognized in the Statements of Operations as a realized loss (including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains) are as follows as of December 31:

	2023	2022

	($ in thousands)
The aggregate amount of unrealized losses:
Less than 12 months	$455	$94,315
12 months or longer	$133,729	$37,733

The aggregate related fair value of securities with unrealized losses:
Less than 12 months	$60,667	$446,741
12 months or longer	$529,283	$107,989

In determining whether a loan-backed security had experienced an OTTI, the Company considered the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral (if any) in relation to the current amount of the investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company’s securities.

The Company has no subprime mortgage-related risk exposure.

Repurchase Agreements

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received, and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities are reacquired as interest expense. As of December 31, 2023 and December 31, 2022, the Company had no repurchase agreements outstanding.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

While the Company anticipates that the cash flows of its operations will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs to provide liquidity when needed. The Company expects that the rate received on collateral posted will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The fair value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. Due to the short tenor of the repurchase agreements, the Company would not expect any stress on liquidity to be an issue.

If market deterioration is detected and/or additional sources of liquidity are needed to manage asset/liability mismatches, the Company would draw down short-term investment positions and conserve cash by ceasing new investment activity. The Company also has an intercompany loan agreement set up with the Company’s parent, PLICO, if needed.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The types of repurchase agreement trades used during 2023 are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	No	No	No	No
Tri-Party (Yes/No)	No	No	No	No

The types of repurchase agreement trades used during 2022 are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	Yes	No	No	No
Tri-Party (Yes/No)	No	No	No	No

The types of repurchase agreement trades used during 2021 are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	Yes	Yes	No	Yes
Tri-Party (Yes/No)	No	No	No	No

The Company had no maximum amount or ending balance of repurchase agreement transactions during 2023.

A summary of the maturity time frame and ending balance of repurchase agreement transactions during 2022 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Open - No Maturity	$43,118	$—	$—	$—

Ending Balance
Open - No Maturity	$—	$—	$—	$—

The Company had no securities sold and/or acquired that resulted in default during 2023 and 2022.

The Company had no securities "sold" under repurchase agreement - secured borrowing during 2023.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

A summary of securities "sold" under repurchase agreement - secured borrowing during 2022 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
($ in thousands)
Maximum Amount
BACV	XXX	XXX	XXX	$—
Fair Value	$46,766	$—	$—	—

Ending Balance
BACV	XXX	XXX	XXX	$—
Fair Value	$—	$—	$—	—

As of December 31, 2023 and 2022, the Company held no securities “sold” under repurchase agreement – secured borrowing.

The Company had no collateral received - secured borrowing in any of the quarters of 2023 and 2022.

The Company had no cash collateral received - secured borrowing as of December 31, 2023 and 2022, respectively.

The Company had no allocation of aggregate collateral by remaining contractual maturity as of December 31, 2023 and 2022, respectively.

The Company did not receive any cash collateral that was reinvested in 2023 and 2022.

The Company recognized no liability to return cash collateral in any of the quarters of 2023 and 2022.

For 2023 and 2022, the Company had no reverse repurchase agreements transactions accounted for as secured borrowing and no repurchase agreements or reverse repurchase agreement transactions accounted for as a sale.

Mortgage Loans

The Company's mortgage loan portfolio was characterized by the following as of December 31:

	Percent of Portfolio
	2023	2022
Retail	30.4%	32.7%
Other	27.0	26.4
Apartments	8.9	8.7
Industrial	16.4	15.0
Office	17.3	17.2
Total	100.0%	100.0%

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. The Company’s mortgage loan portfolio had the following concentrations by location greater than or equal to 5% as of December 31, 2023 and 2022:

	Percent of Portfolio		Percent of Portfolio
State	2023	State	2022
North Carolina	18.3%	North Carolina	18.1%
Georgia	14.9	Georgia	14.7
Utah	9.2	Utah	9.0
Alabama	8.3	Alabama	8.2
Michigan	7.2	Michigan	7.2
California	6.2	California	6.1
Florida	5.2	Texas	5.6
Virginia	5.2	Florida	5.2

The minimum and maximum lending rate for commercial mortgage loans originated by the Company during 2023 was 6.25%. The minimum and maximum lending rates for commercial mortgage loans originated by the Company during 2022 was 3.375%.

The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is generally 75%. The Company uses this loan-to-value ratio as a credit quality indicator, which is a component of the Company’s ongoing monitoring of the credit risk of its mortgage loan portfolio. The Company also monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. As of December 31, 2023 and 2022, the Company had no mortgage loans that exceeded a 75% loan to value ratio based on the most recent appraisal. For loans the Company held as of December 31, 2023 and 2022, the maximum percentage of any one loan to the value of security at the time of the loan did not exceed 75%.

As of December 31, 2023 and 2022, the Company did not have any mortgages with interest more than 90 days past due.

As of December 31, 2023 and 2022, no taxes and/or assessments had been advanced but not repaid or included in the mortgage loan total.

The Company’s mortgage loans of $278.1 million and $291.9 million as of December 31, 2023 and 2022, respectively, were current.

As of December 31, 2023 and 2022, the Company had no foreclosed properties or impaired loans. The Company reported no valuation allowances on any loans at either December 31, 2023 and 2022. No activity occurred in the allowance for credit losses during 2023, 2022, and 2021.

The Company did not restructure any debt during 2023 and 2022.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Common Stock-Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of New York. Through its membership, the Company may receive cash advances as a result of issuing funding agreements to and entering repurchase agreements with the FHLB of New York. The Company had no advances outstanding as of December 31, 2023 and 2022.

The Company uses funds obtained from the funding agreements in an investment spread strategy, consistent with its other investment spread operations. The Company applies SSAP No. 52, “Deposit-Type Contracts” accounting treatment to the funding agreements, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB of New York for use in general operations would be accounted for consistently with SSAP No. 15, “Debt and Holding Company Obligations”.

Amounts received under repurchase agreements are accounted for pursuant to SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”.

The Company’s FHLB stock was classified as “Membership stock – Class B” and was not eligible for redemption. All of the FHLB stock was held in the General Account and totaled $1.2 million and $1.4 million as of December 31, 2023 and 2022, respectively.

Restricted Assets

The Company had the following restricted assets, all within the General Account, as of December 31:

Restricted Asset Category	2023	2022	Increase/ (Decrease)	% of Admitted Assets

	($ in thousands)
Federal Home Loan Bank capital stock	$1,243	$1,351	$(108)	0.02%
On deposit with states	8,287	8,365	(78)	0.13%
Total restricted assets	$9,530	$9,716	$(186)	0.15%

5.	Income Taxes

The Company is included in the consolidated federal income tax return of PLC and its subsidiaries. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent that it can be carried back against prior years’ separate company income tax expense. Any amount not carried back is carried forward on a separate company basis. Income taxes recoverable (payable) are recorded in the federal income taxes receivable (payable) account and are settled periodically, per the tax sharing agreement.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The components of the net deferred tax asset/(deferred tax liability) (“DTA”/(“DTL”)) as of December 31 are as follows:

	12/31/2023			12/31/2022			Change
1.	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) Ordinary	(8) Capital	(9) (Col 7+8) Total

	($ in thousands)
(a) Gross Deferred Tax Assets	$89,417	$1,485	$90,902	$94,833	$4,051	$98,884	$(5,416)	$(2,566)	$(7,982)
(b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
(c) Adjusted Gross Deferred Tax Assets (1a - 1b)	89,417	1,485	90,902	94,833	4,051	98,884	(5,416)	(2,566)	(7,982)
(d) Deferred Tax Assets Nonadmitted	49,857	—	49,857	51,677	—	51,677	(1,820)	—	(1,820)
(e) Subtotal Net Admitted Deferred Tax Asset) (1c-1d)	39,560	1,485	41,045	43,156	4,051	47,207	(3,596)	(2,566)	(6,162)
(f) Deferred Tax Liabilities	8,410	—	8,410	9,456	—	9,456	(1,046)	—	(1,046)
(g)Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) (1e-1f)	$31,150	$1,485	$32,635	$33,700	$4,051	$37,751	$(2,550)	$(2,566)	$(5,116)

	12/31/2023			12/31/2022			Change
2.	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) Ordinary	(8) Capital	(9) (Col 7+8) Total

	($ in thousands)
Admission Calculation Components - SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carryback	$—	$93	$93	$—	$3,535	$3,535	$—	$(3,442)	$(3,442)
(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets from 2(a) above) After Application of the Threshold Limitation (The Lesser of 2(b)(1) and 2(b)2 Below)	31,150	1,392	32,542	33,700	516	34,216	(2,550)	876	(1,674)
1) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	31,150	1,392	32,542	33,700	516	34,216	(2,550)	876	(1,674)
2) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	48,379	XXX	XXX	46,964	XXX	XXX	1,415
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	8,410	—	8,410	9,456	—	9,456	(1,046)	—	(1,046)
(d) Deferred Tax Assets Admitted as the result of Application of SSAP No. 101. Total 2(a) +2(b) +2(c)	$39,560	$1,485	$41,045	$43,156	$4,051	$47,207	$(3,596)	$(2,566)	$(6,162)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	2023	2022

	($ in thousands)
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	937%	673%

(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In 2(b)2 Above.	$393,961	$386,854

	12/31/2023		12/31/2022		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1-3) Ordinary	(6) (Col 2-4) Capital

	($ in thousands)
Impact of Tax Planning Strategies
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax assets, By Tax Character as a Percentage
1. Adjusted Gross DTA Amount From 1(c)	$89,417	$1,485	$94,833	$4,051	$(5,416)	$(2,566)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable to the Impact of Tax Planning Strategies	—%	100%	—%	100%	—%	—%
3. Net Admitted Adjusted Gross DTA Amount From 1(e)	$39,560	$1,485	$43,156	$4,051	$(3,596)	$(2,566)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Admitted Because of the Impact of Tax Planning Strategies	—%	100%	—%	100%	—%	—%
Does the Company’s tax-planning strategies include the use of reinsurance			Yes		No	X

The Company has no DTLs that are not recognized.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Current income taxes incurred consist of the following major components:

1.	(1) 2023	(2) 2022	(3) (Col 1-2) Change

	($ in thousands)
(a) Federal	$3,517	$1,245	$2,272
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	3,517	1,245	2,272
(d) Federal income tax on capital gains	(3,442)	649	(4,091)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (+1c+1d+1e+1f)	$75	$1,894	$(1,819)

1.	(1) 2022	(2) 2021	(3) (Col 1-2) Change

	($ in thousands)
(a) Federal	$1,245	$(2,871)	$4,116
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	1,245	(2,871)	4,116
(d) Federal income tax on capital gains	649	5,931	(5,282)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (+1c+1d+1e+1f)	$1,894	$3,060	$(1,166)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

2.

Deferred Tax Assets	(1) 12/31/2023	(2) 12/31/2022	(3) (Col 1-2) Change

	($ in thousands)
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	15,736	14,685	1,051
(4) Investments	—	—	—
(5) Deferred acquisition costs	25,988	26,230	(242)
(6) Policyholder dividends accrual	12,802	14,030	(1,228)
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	34,797	36,717	(1,920)
(9) Pension accrual	—	—	—
(10) Receivables - nonadmitted	94	3,171	(3,077)
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carryforward	—	—	—
(13) Other	—	—	—
(99) Subtotal (sum of 2a1 through 2a13)	89,417	94,833	(5,416)

(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	49,857	51,677	(1,820)
(d) Admitted ordinary deferred tax assets (2a99-2b-2c)	39,560	43,156	(3,596)

(e) Capital:
(1) Investments	1,485	4,051	(2,566)
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	1,485	4,051	(2,566)

(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	—	—	—
(h) Admitted capital deferred tax assets (2e99-2f-2g)	1,485	4,051	(2,566)
(i) Admitted deferred tax assets (2d+2h)	$41,045	$47,207	$(6,162)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3.

Deferred Tax Liabilities	(1) 12/31/2023	(2) 12/31/2022	(3) (Col 1-2) Change

	($ in thousands)
(a) Ordinary
(1) Investments	$1,312	$1,187	$125
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premium	5,670	6,067	(397)
(4) Policyholder reserves	1,388	2,149	(761)
(5) Other	40	53	(13)
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	8,410	9,456	(1,046)

(b) Capital:
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	$8,410	$9,456	$(1,046)

4. Net deferred tax assets/liabilities (2i-3c)	$32,635	$37,751	$(5,116)

The change in net deferred income taxes as of December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statements of Changes in Capital and Surplus):

	(1) 12/31/2023	(2) 12/31/2022	(3) (Col 1-2) Change

	($ in thousands)
Adjusted gross deferred tax assets	$90,902	$98,884	$(7,982)
Total deferred tax liabilities	8,410	9,456	(1,046)
Net deferred tax assets (liabilities)	$82,492	$89,428	(6,936)
Tax effect of unrealized gains/(losses)			86
Change in net deferred income tax			$(7,022)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	(1) 12/31/2022	(2) 12/31/2021	(3) (Col 1-2) Change

	($ in thousands)
Adjusted gross deferred tax assets	$98,884	$108,630	$(9,746)
Total deferred tax liabilities	9,456	9,977	(521)
Net deferred tax assets (liabilities)	$89,428	$98,653	(9,225)
Tax effect of unrealized gains/(losses)			205
Tax effect of prior period corrections through surplus			873
Change in net deferred income tax			$(10,303)

On August 16, 2022, H.R. 5376, the Inflation Reduction Act of 2022 (“IRA”) was signed into law which includes a Corporate Alternative Minimum Tax (“CAMT”) for taxable years beginning after December 31, 2022. The Company has determined, based on the adjusted financial statement income for 2023, the controlled group of corporations of which the insurer is a member will be an “applicable corporation” to determine if CAMT exceeds the regular federal income tax payable. The Company has determined, as of the reporting date, it will not be liable for the CAMT for the tax year ended December 31, 2023.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31 are as follows:

	2023	Effective Tax Rate (%)	2022	Effective Tax Rate (%)	2021	Effective Tax Rate (%)

	($ in thousands)
Provision computed at statutory rate	$7,538	21.0%	$9,314	21.0%	$3,233	21.0%

Tax on STAT capital gains (losses)	(1,208)	(3.4)	227	0.5	6,758	43.9
Amortization of IMR	(1,409)	(3.9)	(1,695)	(3.8)	(1,190)	(7.7)
Change in nonadmitted assets	3,078	8.6	875	1.9	(601)	(4.0)
Nondeductible expense	3	—	(20)	—	29	0.2
Tax-exempt income deduction	(105)	(0.3)	(67)	(0.2)	(73)	(0.5)
Dividends received deduction	—	—	(66)	(0.1)	(143)	(0.9)
Prior year deferred tax true-up	(170)	(0.5)	3,467	7.8	1,707	11.1
Prior year current tax true-up	(620)	(1.7)	180	0.4	(628)	(4.1)
Foreign tax credit	(10)	—	(18)	—	(20)	(0.1)
Total	$7,097	19.8%	$12,197	27.5%	$9,072	58.9%

Federal and foreign income taxes incurred	$3,517	9.8%	$1,245	2.8%	$(2,871)	(18.6)%
Tax on capital gains/(losses)	(3,442)	(9.6)	649	1.5	5,931	38.5
Change in net deferred income taxes charge/(benefit)	7,022	19.6	10,303	23.2	6,012	39.0
Total statutory income taxes	$7,097	19.8%	$12,197	27.5%	$9,072	58.9%

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2023, the Company had no operating loss and no capital loss carryforwards available to offset future net income subject to federal income taxes.

The Company incurred the following income taxes in the current year and preceding years that would be available for recoupment in the event of future net losses:

	Ordinary	Capital	Total

	($ in thousands)
2021	$—	$—	$—
2022	—	93	93
2023	—	—	—
Total	$—	$93	$93

The Company had no deposits admitted under Section 6603 of the Internal Revenue Code as of December 31, 2023 or 2022.

The Company had no state transferable tax credits at December 31, 2023 or 2022.

The Company's federal income tax return for 2023 will be consolidated with the following entities:

A.U.L. Corp.	PIPCO Reinsurance Company, Ltd.
Asset Protection Financial, Inc.	Protective Administrative Services, Inc.
Atlas Peak Insurance Company, Ltd.	Protective Asset Protection, Inc.
AUL Insurance Agency, Inc.	Protective Finance Corporation
Chesterfield International Reinsurance Limited	Protective Finance Corporation II
Concourse Financial Group Agency, Inc.	Protective Finance Corporation IV
Concourse Financial Group Securities, Inc.	Protective Life Corporation
D.R.G., Inc.	Protective Life and Annuity Insurance Company
Dealer Services Reinsurance, Ltd.	Protective Life Insurance Company
Empower Financial Resources, Inc.	Protective Property & Casualty Insurance Company
First Protection Company	Protective Real Estate Holdings, Inc.
First Protection Corporation	The Advantage Warranty Corporation
First Protection Corporation of Florida	United States Warranty Corp.
Golden Gate Captive Insurance Company	USWC Holding Company
Interstate Administrative Services, Inc.	USWC Installment Program, Inc.
Interstate National Corporation	Warranty Business Services Corporation
Interstate National Dealer Services of Florida, Inc.	Warranty Direct, Inc.
Interstate National Dealer Services, Inc.	Warranty Topco, Inc.
Investment Distributors, Inc.	West Coast Life Insurance Company
LASAS Technologies, Inc.	Western Diversified Services, Inc.
MONY Life Insurance Company	Western General Dealer Services, Inc.
National Warranty Corp.	Western General Warranty Corporation
New World Re	Wisconsin A.U.L., Inc.
New World Warranty Corp.

The Company does not have any federal income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

6.	Information Concerning Parent, Subsidiaries and Affiliates

The Company received no capital contributions in 2023, 2022, and 2021.

During the second quarter of 2023, the Company paid an ordinary dividend in the amount of $35.0 million to its parent, PLICO. During the fourth quarter of 2022, the Company paid an ordinary dividend in the amount of $18.0 million to PLICO, During the fourth quarter of 2021, the Company paid an ordinary dividend in the amount of $37.0 million to PLICO.

The Company has no employees. The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly. As of December 31, 2023 and 2022, the Company had intercompany payables of $2.7 million and $3.3 million, respectively.

There are no guarantees or undertakings for the benefit of an affiliate which result in an actual contingent exposure of the Company’s or any affiliated insurer’s assets to liability, other than insurance contracts entered into in the ordinary course of business.

PLC and certain subsidiaries have contracts with affiliates under which investment, legal and data processing services are supplied on a fee basis and other managerial and administrative services are supplied on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $31.3 million, $33.4 million, and $32.6 million for expenses associated with these agreements for the years ended December 31, 2023, 2022, and 2021, respectively.

The Company entered into an agreement with PLICO in 2014, which was amended and restated in 2023, in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts under this agreement as of December 31, 2023 and 2022.

7.	Capital and Surplus, Shareholder’s Dividend Restrictions

The Company has 2,500,000 common stock shares authorized, issued, and outstanding. All shares are owned by PLICO as of December 31, 2023 and 2022.

Under the insurance regulations of New York, the maximum amount of dividends which can be paid by New York insurance companies without the prior approval of the Superintendent is subject to certain restrictions. The Company, as a domestic stock life insurance company of the State of New York, may distribute without prior approval from, or notification provided to the Superintendent, a dividend to its stockholder where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: ten percent of its surplus to policyholders as of the immediately preceding calendar year; or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Additionally, the Company may distribute without prior approval from the Superintendent, dividends to its stockholder out of earned surplus where the aggregate amount of such dividends in any calendar year does not exceed the greater of: ten percent of its surplus to policyholders as of the immediately preceding calendar year; or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, provided that the dividend is reported to the Superintendent within five days following the dividend declaration, and at least ten days prior to the dividend payment, and that such payment is reasonable in relation to the Company’s outstanding liabilities and ability to meet its financial needs. Payment of dividends exceeding the greater of ten percent of its surplus to policyholders as of the immediately preceding calendar year, or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. The Company is eligible to pay ordinary dividends of $32.3 million during 2024 without receiving permission from, or providing notification to, the Superintendent prior to dividend declaration or payment.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company had cumulative unrealized gains (losses) of $(2.0) million and $(1.6) million as of December 31, 2023 and 2022, respectively.

The portion of unassigned funds reduced for nonadmitted assets was $50.3 million and $66.8 million as of December 31, 2023 and 2022, respectively.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company was adequately capitalized under the formula at December 31, 2023 and 2022.

8.	Liabilities, Contingencies and Assessments

The Company has not entered into any contingent commitments or guarantees. The Company did not recognize any gain contingencies during the three-year period ended December 31, 2023.

The Company paid no claims in the reporting period to settle claims-related extra contractual obligations or bad faith claims stemming from lawsuits during 2023, 2022, and 2021.

A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, benefit payment methods, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, payment of sales and other contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party’s perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding, nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, with respect to such legal proceedings, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

As of December 31, 2023 and 2022, the Company had no material lease obligations.

9.	Reinsurance

The Company remains liable with respect to ceded reinsurance should any reinsurer fail to meet the obligations that it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

The Company has ceded the following to non-affiliated insurers as of and for the years ended December 31 as follows:

	2023	2022

	($ in thousands)
Life:
Insurance in-force	$1,055,931	$1,375,001
Policy and claim reserves ceded	49,834	63,191
Policy and claim liabilities ceded	1,486	2,059
Premiums ceded	13,224	13,829

Accident and health:
Policy and claim reserves ceded	$142,097	$153,826
Policy and claim liabilities ceded	2,583	2,712
Premiums ceded	11,743	13,998

For the year ended December 31, 2021, the Company ceded life premiums of $13.8 million and accident and health premiums of $15.8 million to non-affiliated insurers.

The Company assumed accident and health policy claim liabilities from non-affiliated insurers of $0.2 million and $0.2 million as of December 31, 2023 and 2022, respectively. For the three-year period ended December 31, 2023, the Company assumed no accident and health premiums from non-affiliated insurers.

None of the Company’s reinsurers are owned in excess of 10% or controlled, either directly or indirectly, by the Company or any representative, officer, trustee, or director of the Company. No policies issued by the Company have been reinsured with a company chartered in a country other than the United States (excluding U.S. Branches of such companies) which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor of an insured or any other person not primarily engaged in the insurance business.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company had previously ceded business to Scottish Re (U.S.), Inc. (“SRUS”) which was placed in rehabilitation on March 6, 2023 by the State of Delaware. Under the rehabilitation order, the Insurance Commissioner of the State of Delaware was appointed the receiver of SRUS (the “Receiver”) and provided with authority to conduct and continue the business of SRUS in the interest of its cedents, creditors, and stockholder.

On July 13, 2023, the Receiver filed a motion to convert the rehabilitation of SRUS into a liquidation. In that motion, the Receiver reiterated the causes of SRUS’s financial distress (listing Yearly Renewable Term underpricing as the primary cause) and indicated that SRUS is experiencing adverse mortality, attributable to factors such as COVID and lower lapse rates leading to worsened projected future losses. According to the Receiver, the 2022 Annual Financial Statement shows a negative capital and surplus, and implementing the Modified Plan will not return SRUS to solvency for another 10-15 years, at the earliest. Given this longer timeframe and other uncertainties, the Receiver recommended that SRUS be liquidated. The Board of SRUS unanimously consented to liquidation.

The Delaware Court of Chancery entered an order granting the Receiver’s motion to convert the rehabilitation to a liquidation on July 18, 2023 (the “Liquidation Order”). Under the Liquidation Order, all active ceding company agreements were terminated at 11:59 p.m. Eastern Time on September 30, 2023. The Liquidation Order requires the Receiver to file proposed policies and procedures that address, among other things, the process for cedents to submit claims for past and future losses. The Receiver recently indicated in a communication to cedents that he intends to file proposed policies and procedures in the near future.

Prior to 2023, the Company maintained a reinsurance loss contingency reserve in “Other liabilities” against the SRUS reinsurance receivable balances in “Amounts recoverable from reinsurers.” The net of SRUS reinsurance receivable balances, after considering the reinsurance loss contingency reserve, was nonadmitted.

As a result of the Liquidation Order, the Company recaptured the policies previously ceded to SRUS in accordance with SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance”, by writing off balances through the accounts, exhibits, and schedules in which they were originally recorded. The net impact of the recapture of the SRUS policies as of September 30, 2023 had no material impact to net income or surplus.

In accordance with the application of INT 23-04: “Scottish Re Life Reinsurance Liquidation Questions”, during the fourth quarter of 2023, the Company recognized impairments of $0.6 million of “Other Assets” and $1.1 million of “Amounts recoverable from reinsurers” related to the SRUS receivables. The impairment of SRUS receivables was recorded against a previously established reinsurance loss contingency reserve, resulting in no material impact to net income. The remaining reinsurance receivables balance as of December 31, 2023 of $1.7 million was fully admitted.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

This impairment amount is based on Management’s judgment in consideration of the specific terms of its reinsurance agreements with SRUS, the uncertainty surrounding the sufficiency of assets at SRUS, the timing of expected payments under the Liquidation Order, and the level of estimation inherent in the individual components of the Company’s receivable from SRUS. The Company continues to monitor SRUS and the actions of the Receiver through discussions with legal counsel and review of publicly available information. As of the date of these financial statements, management does not believe that the ultimate outcome of the liquidation process will have a material impact on the Company’s financial position or results of operations. The Company will reassess this opinion as it learns more about the liquidation process the Receiver intends to pursue and its financial impact on the Company’s position.

The Company had no aggregate reductions to surplus for terminations of reinsurance agreements during 2023, 2022, and 2021. No new agreements were executed, or existing agreements amended, during 2023, 2022, and 2021 to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreement.

Other than SRUS mentioned above, the Company has not written any receivables off as uncollectible. The Company had none and $2.3 million, respectively, of non-admitted reinsurance receivables as of December 31, 2023 and 2022.

Other than SRUS mentioned above, the Company had no material commutation of ceded reinsurance during the years ended December 31, 2023, 2022, and 2021.

10.	Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk

The table below presents a summary of the contractual amounts of off-balance sheet financial instruments as of December 31:

	2023	2022

	($ in thousands)
Commitments to extend mortgage loans	$—	$15,312

Commitments to extend mortgage loans are agreements to lend to a borrower, provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

For commitments to extend mortgage loans, the amounts presented above do not represent amounts at risk if the counterparty defaults.

The collateral held for commitments to extend mortgage loans is a cash commitment fee, which is forfeited if the counterparty fails to perform.

11.	Closed Block and Participating Policies

During 1998, for policyholder dividend purposes only, the Company established the closed block (the “Closed Block”) of participating business for the exclusive benefit of the policies included therein. Assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from the in-force policies in the Closed Block, are reasonably expected to be sufficient to support the Closed Block including, but not limited to, provisions for payment of claims and surrender benefits, certain expenses and taxes, and to provide for continuation of dividend scales payable in 1998, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

None of the assets held as of December 31, 2023 and 2022, including the revenue therefrom, allocated to the Closed Block or acquired by the Closed Block will revert to the benefit of PLICO as sole stockholder of the Company, or to the Company’s former parent and stockholder. No assets may be reallocated or transferred between the Closed Block and any other portion of PLICO’s General Account or any of its Separate Accounts or any person affiliated with PLICO without the prior approval of the Department. The Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The 2024 Closed Block dividend interest rate scale will be the same as the 2023 dividend interest rate scale. The 2023 Closed Block dividend scale reflected a decrease relative to the 2022 and 2021 scales due to a reduction in the dividend interest rate which was approved on October 19, 2022.

Summarized balance sheet information for the Closed Block is as follows:

	For The Years Ended December 31
	2023	2022
	($ in thousands)
Bonds and common stocks	$3,944,342	$3,967,665
Mortgage loans on real estate	1,675	1,912
Contract loans	518,432	533,998
Cash and other invested assets	118,073	195,918
Other assets	65,301	68,981
Total Closed Block assets	$4,647,823	$4,768,474

Policy reserves & deposit type funds	4,910,504	5,042,047
Other liabilities	112,410	119,211
Total Closed Block liabilities	$5,022,914	$5,161,258

For the years ended December 31, 2023, 2022, and 2021, respectively, total closed and open block direct premiums under individual and group insurance participating policies were $152.8 million or 84.9%, $154.1 million or 76.3%, and $183.3 million or 86.4% of direct individual and group premiums earned. The aggregate amount of divisible surplus to be distributed during the year is determined by Company management with due recognition to factors including solvency of the Company, its ability to meet all contractual obligations, and the existence of the Closed Block which was established as part of MONY's Plan of Reorganization effective November 16, 1998. The aggregate divisible surplus is then divided among policyholders in the proportion that their policies are considered to have contributed to divisible surplus. In addition, as specified in MONY's Plan of Reorganization, dividend scales for Closed Block policies are based on changes in the specific experience for this business relative to the experience underlying the 1998 dividend scale. The liability for dividends payable in the following year is included in “Other policyholders' funds and policy and contract liabilities”. The change in this liability is charged or credited to current year operations in “Dividends to policyholders”. Dividends to policyholders were $56.9 million, $60.8 million, and $82.5 million for the years ended December 31, 2023, 2022, and 2021, respectively. The Company has not allocated any additional income to participating policyholders.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

12.	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract liabilities as of December 31, 2023 are as follows:

Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$19,425	$—	$—	$19,425	8.9%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	67,346	67,346	30.7
d. Total with market value adjustment or at fair value (total of a through c)	19,425	—	67,346	86,771	39.6
e. At book value without adjustment (minimal or no charge or adj.)	97,445	—	—	97,445	44.5
(2) Not subject to discretionary withdrawal provision	34,947	—	—	34,947	15.9
(3) Total (gross: direct + assumed)	151,817	—	67,346	219,163	100.0%
(4) Reinsurance ceded	(425)	—	—	(425)
(5) Total (net) (3) - (4)	$152,242	$—	$67,346	$219,588

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$25,592	$—	$—	$25,592	30.6%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	7,940	7,940	9.5
d. Total with market value adjustment or at fair value (total of a through c)	25,592	—	7,940	33,532	40.1
e. At book value without adjustment (minimal or no charge or adj.)	18,219	140	—	18,359	22.0
(2) Not subject to discretionary withdrawal provision	31,717	—	—	31,717	37.9
(3) Total (gross: direct + assumed)	75,528	140	7,940	83,608	100.0%
(4) Reinsurance ceded	18,219	—	—	18,219
(5) Total (net) (3) - (4)	$57,309	$140	$7,940	$65,388

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Deposit-type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—
e. At book value without adjustment (minimal or no charge or adj.)	205,626	—	—	205,626	100.0
(2) Not subject to discretionary withdrawal provision	—	—	—	—	—
(3) Total (gross: direct + assumed)	205,626	—	—	205,626	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) - (4)	$205,626	$—	$—	$205,626

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities:

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Annuities Section, Total (net)	$186,806
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	22,744
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	205,626
Subtotal	415,176
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	75,426
Subtotal	75,426
Combined total	$490,602

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract liabilities as of December 31, 2022 are as follows:

Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$27,817	$—	$—	$27,817	11.7%
b. At book value less current surrender charge of 5% or more	16	—	—	16	—
c. At fair value	—	—	63,825	63,825	26.8
d. Total with market value adjustment or at fair value (total of a through c)	27,833	—	63,825	91,658	38.5
e. At book value without adjustment (minimal or no charge or adj.)	109,267	—	—	109,267	45.9
(2) Not subject to discretionary withdrawal provision	37,021	—	—	37,021	15.6
(3) Total (gross: direct + assumed)	174,121	—	63,825	237,946	100.0%
(4) Reinsurance ceded	(327)	—	—	(327)
(5) Total (net) (3) - (4)	$174,448	$—	$63,825	$238,273

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$25,067	$—	$—	$25,067	28.1%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	6,761	6,761	7.6
d. Total with market value adjustment or at fair value (total of a through c)	25,067	—	6,761	31,828	35.7
e. At book value without adjustment (minimal or no charge or adj.)	22,756	141	—	22,897	25.7
(2) Not subject to discretionary withdrawal provision	34,402	—	—	34,402	38.6
(3) Total (gross: direct + assumed)	82,225	141	6,761	89,127	100.0%
(4) Reinsurance ceded	22,756	—	—	22,756
(5) Total (net) (3) - (4)	$59,469	$141	$6,761	$66,371

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Deposit-type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—
e. At book value without adjustment (minimal or no charge or adj.)	230,829	—	—	230,829	100.0
(2) Not subject to discretionary withdrawal provision	—	—	—	—	—
(3) Total (gross: direct + assumed)	230,829	—	—	230,829	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) - (4)	$230,829	$—	$—	$230,829

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities:

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Annuities Section, Total (net)	$209,226
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	24,691
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	230,829
Subtotal	464,746
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	70,727
Subtotal	70,727
Combined total	$535,473

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13. Analysis of Life Actuarial Reserves by Withdrawal Characteristics

Withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2023, are as follows:

General Account

	Account Value	Cash Value	Reserve

	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal Life	$45,281	$45,289	$47,957
Other Permanent Cash Value Life Insurance	—	4,927,740	4,967,196
Variable Universal Life	18,669	18,669	20,092

Not subject to discretionary withdrawal or no cash values
Term Policies without cash value	XXX	XXX	53,059
Total (Gross: direct + assumed)	63,950	4,991,698	5,088,304
Reinsurance Ceded	—	13,873	32,040
Total (net)	$63,950	$4,977,825	$5,056,264

The Company has no life actuarial reserves in Separate Accounts with guarantees.

Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve

	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$70,300	$70,300	$71,494
Total (Gross: direct + assumed)	70,300	70,300	71,494
Reinsurance Ceded	—	—	—
Total (net)	$70,300	$70,300	$71,494

Reconciliation of Total Life Reserves

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Life Insurance Section, Total (net)	5,031,182
Exhibit 5, Accidental Death Benefits Section, Total (net)	757
Exhibit 5, Disability - Active Lives Section, Total (net)	3,332
Exhibit 5, Disability - Disabled Lives Section, Total (net)	16,961
Exhibit 5, Miscellaneous Reserves Section Total (net)	4,032
Subtotal	5,056,264
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	71,494
Subtotal (lines (7) through (9))	71,494
Combined Total ((6) and (10))	$5,127,758

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2022, are as follows:

General Account

	Account Value	Cash Value	Reserve

	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal Life	$47,340	$47,340	$50,138
Other Permanent Cash Value Life Insurance	—	5,048,127	5,090,398
Variable Universal Life	18,995	18,995	20,480

Not subject to discretionary withdrawal or no cash values
Term Policies without cash value	XXX	XXX	65,718
Total (Gross: direct + assumed)	66,335	5,114,462	5,226,734
Reinsurance Ceded	—	15,274	40,762
Total (net)	$66,335	$5,099,188	$5,185,972

The Company has no life actuarial reserves in Separate Accounts with guarantees.

Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve

	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$59,763	$59,763	$60,736
Total (Gross: direct + assumed)	59,763	59,763	60,736
Reinsurance Ceded	—	—	—
Total (net)	$59,763	$59,763	$60,736

Reconciliation of Total Life Reserves

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Life Insurance Section, Total (net)	$5,158,589
Exhibit 5, Accidental Death Benefits Section, Total (net)	815
Exhibit 5, Disability - Active Lives Section, Total (net)	3,865
Exhibit 5, Disability - Disabled Lives Section, Total (net)	18,400
Exhibit 5, Miscellaneous Reserves Section Total (net)	4,303
Subtotal	5,185,972
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	60,736
Subtotal (lines (7) through (9))	60,736
Combined Total ((6) and (10))	$5,246,708

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14. Premiums Deferred and Uncollected

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Deferred and uncollected life insurance premiums, net of reinsurance, as of December 31 were as follows:

2023
Type	Gross	Net of Loading

	($ in thousands)
Ordinary new business	1	1
Ordinary renewal	30,245	26,996
Totals	$30,246	$26,997

2022
Type	Gross	Net of Loading

	($ in thousands)
Ordinary new business	1	1
Ordinary renewal	32,347	28,913
Totals	$32,348	$28,914

15.	Separate Accounts

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, The Company reported assets and liabilities from the following product lines/transactions into a Separate Account:

●	Variable life
●	Variable annuity

In accordance with the domiciliary state procedures approving items within the Separate Account, the Separate Account classification of variable life and variable annuity are supported by New York State Statute Section 4240.

In accordance with the products/transactions recorded within the Separate Account, some assets are considered legally insulated whereas others are not legally insulated from the General Account. (The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2023 and 2022, the Company’s Separate Account included legally insulated assets of $145.8 million and $131.7 million, respectively. The assets legally insulated from the General Account as of December 31 are attributed to the following products/transactions:

2023
Product	Legally Insulated Assets
($ in thousands)
Variable annuities	$75,369
Variable life	70,431
Total	$145,800

2022
Product	Legally Insulated Assets
($ in thousands)
Variable annuities	$71,797
Variable life	59,899
Total	131,696

In accordance with the products/transaction recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

Any of the Separate Account products the Company offers with guarantees from the General Account do not have explicit charges broken out from other mortality and expense charges.

None of the Company’s Separate Accounts engage in securities lending transactions.

Most separate and variable accounts held by the Company relate to individual variable annuities and group annuities of a nonguaranteed return nature. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid less any surrenders and surrender charges. Certain other Separate Accounts are used as funding vehicles for flexible premium variable life insurance policies, variable life insurance with additional premium option policies and variable universal life policies. The net investment experience of the Separate Accounts is credited directly to the policyholder and can be positive or negative. The assets and liabilities of these accounts are carried at fair value. This business has been included in the “Nonguaranteed Separate Account” column of the table below.

Certain other Separate Accounts relate to experience-rated group annuity contracts, which fund defined contributions pension plans. These contracts provide guaranteed interest returns for one year only, where the guaranteed interest rate is re-established each year based on the investment experience of the Separate Account. The liabilities of these Separate Accounts are carried at book value. This business has been included in the “Nonindexed Guarantee Less Than 4%” column of the table below.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Information regarding the Company's Separate Accounts is as follows:

2023

	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total

	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2023	$—	$1	$—	$2,559	$2,560
Reserves at 12/31/2023
(2) For accounts with assets at:
(a) Fair value	$—	$—	$—	$146,780	$146,780
(b) Amortized cost	—	140	—	—	140
(c) Total reserves	$—	$140	$—	$146,780	$146,920
(3) By withdrawal characteristics:
(a) Subject to discretionary withdrawal:
1. With market value adjustment	$—	$—	$—	$—	$—
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	146,780	146,780
4. At book value without market value adjustment and with current surrender charge less than 5%	—	140	—	—	140
5. Subtotal	—	140	—	146,780	146,920
(b) Not subject to discretionary withdrawal	—	—	—	—	—
(c) Total	$—	$140	$—	$146,780	$146,920

(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2022
	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total

	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2022	$—	$7	$—	$3,062	$3,069
Reserves at 12/31/2022
(2) For accounts with assets at:
(a) Fair value	$—	$—	$—	$131,323	$131,323
(b) Amortized cost	—	141	—	—	141
(c) Total reserves	$—	$141	$—	$131,323	$131,464
(3) By withdrawal characteristics:
(a) Subject to discretionary withdrawal:
1. With market value adjustment	$—	$—	$—	$—	$—
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	131,323	131,323
4. At book value without market value adjustment and with current surrender charge less than 5%	—	141	—	—	141
5. Subtotal	—	141	—	131,323	131,464
(b) Not subject to discretionary withdrawal	—	—	—	—	—
(c) Total	$—	$141	$—	$131,323	$131,464

(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

2021
	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total

	($ in thousands)
Premiums, consideration or deposits for the year ended 12/31/2021	$—	$10	$—	$3,084	$3,094

A reconciliation of net transfers to (from) Separate Accounts is as follows:

	2023	2022	2021

	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$2,560	$3,069	$3,093
Less: Transfers from Separate Accounts	10,127	10,664	16,181
Net transfers to/(from) Separate Accounts	(7,567)	(7,595)	(13,088)
Transfers as reported in the Statements of Operations	$(7,567)	$(7,595)	$(13,088)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16. Fair Value Measurements

The Company determines the fair value of its financial instruments in accordance with SSAP No. 100R, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100R focuses on an “exit price”, the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks, when carried at the lower of cost or fair value.

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy is defined as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a)	Quoted prices for similar assets or liabilities in active markets,
(b)	Quoted prices for identical or similar assets or liabilities in non-active markets,
(c)	Inputs other than quoted market prices that are observable, and
(d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following tables provides information as of December 31 about the Company’s financial assets measured at fair value:

2023

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	($ in thousands)
Assets at fair value
Bonds
States, municipals and political subdivisions	$—	$260	$—	$—	$260
Total bonds	—	260	—	—	260
Preferred stocks
Industrial and miscellaneous	$3,316	$—	$—	$—	$3,316
Total preferred stocks	3,316	—	—	—	3,316
Common stocks
Industrial and miscellaneous	—	—	1,243	—	1,243
Total common stocks	—	—	1,243	—	1,243
Separate Accounts	143,760	2,041	—	—	145,801
Total assets at fair value	$147,076	$2,301	$1,243	$—	$150,620

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2022

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	($ in thousands)
Assets at fair value
Preferred stocks
Industrial and miscellaneous	$10,469	$—	$—	$—	$10,469
Total preferred stocks	10,469	—	—	—	10,469
Common stocks
Industrial and miscellaneous	5,467	—	1,351	—	6,818
Total common stocks	5,467	—	1,351	—	6,818
Separate Accounts	129,614	2,082	—	—	131,696
Total assets at fair value	$145,550	$2,082	$1,351	$—	$148,983

The following is the Level 3 reconciliation of the beginning balance to the ending balance for these assets:

2023

Description	Beginning Balance at 1/1/2023	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2023

	($ in thousands)
Assets:
Common stocks - industrial and miscellaneous	$1,351	$—	$—	$—	$—	$—	$—	$(107)	$—	$1,244
Total Assets	$1,351	$—	$—	$—	$—	$—	$—	$(107)	$—	$1,244

2022

Description	Beginning Balance at 1/1/2022	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2022

	($ in thousands)
Assets:
Common stocks - industrial and miscellaneous	$1,557	$—	$—	$—	$—	$—	$—	$(206)	$—	$1,351
Total Assets	$1,557	$—	$—	$—	$—	$—	$—	$(206)	$—	$1,351

There were no transfers between levels for the Company’s financial assets and liabilities measured at fair value during the years ended December 31, 2023, 2022, and 2021.

Fair Value Methodology

Description of Pricing Inputs

The Company predominantly uses third-party pricing services and broker quotes to determine fair values. The third-party pricing services and brokers use certain inputs to determine the value of asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation consists of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average lives of the securities, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margins, and 7) credit ratings of the securities.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third-party pricing services utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

The third-party pricing services price equity securities using market observable prices for the same or similar securities traded in an active market.

Mortgage loan valuations are categorized as Level 3. The Company utilizes an internally developed model to estimate fair value. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

The Company’s Separate Account assets consist of financial instruments similar to those held in the General Account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for General Account assets. All assets in the Separate Account are held at fair value. Excluding the impact of a less than $1 thousand and $2 thousand negative IMR held at December 31, 2023 and 2022, respectively, the Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for financial instruments owned by the Company.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The fair values of corporate bonds, government securities, equity securities, and mortgage-backed securities are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ‘‘waterfall’’ approach whereby publicly available prices are first sought from third-party pricing services, and the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains two quotes per security when available. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm’s-length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third-party pricing service or an independent broker quotation.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third-party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted average of contracted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the three years ended December 31, 2023.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following table presents the Company’s fair value hierarchy for its financial instruments as of December 31:

2023

Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3

	($ in thousands)
Assets
Bonds	$4,163,691	$4,784,592	$7,713	$4,071,152	$84,827
Common stocks	1,243	1,243	—	—	1,243
Preferred stocks	3,316	3,316	3,316	—	—
Mortgage loans	255,511	278,085	—	—	255,511
Cash and cash equivalents	117,842	117,842	117,842	—	—
Contract loans	542,790	542,790	—	—	542,790
Other invested assets	132,274	160,600	—	132,274	—
Separate Account assets	145,801	145,801	143,760	2,041	—
Liabilities
Deposit-type contracts	205,589	205,626	—	—	205,589

2022

Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3

	($ in thousands)
Assets
Bonds	$4,184,404	$4,965,705	$10,512	$4,073,774	$100,118
Common stocks	6,818	6,818	5,467	—	1,351
Preferred stocks	10,469	10,469	10,469	—	—
Mortgage loans	270,027	291,899	—	—	270,027
Cash and cash equivalents	92,493	92,493	92,493	—	—
Contract loans	557,480	557,480	—	—	557,480
Other invested assets	127,092	160,613	—	127,092	—
Separate Account assets	131,696	131,696	129,614	2,082	—
Liabilities
Deposit-type contracts	230,820	230,829	—	—	230,820

The fair values of bonds, preferred stocks, common stocks, and certain surplus notes reported as “Other invested assets” are determined using methodologies prescribed by the NAIC. The fair values of bonds, preferred stock, and certain surplus notes are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices.

As of December 31, 2023 and 2022, the Company held $1.2 million and $1.4 million, respectively, of FHLB stock, which is classified as Level 3. The Company believes that the cost of the FHLB stock approximates fair value.

Cash and short-term investments can include cash deposit balances, money market mutual funds, and short-term commercial paper for which the Company considers net asset value or amortized cost to approximate fair value, and other highly-liquid debt instruments.

Cash equivalent fair values are determined using methodologies prescribed by the NAIC.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Contract and policy loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company’s fair value of contract loans approximates carrying value.

The majority of securities in the Company’s Separate Accounts consist of mutual funds valued at fair value. All other publicly traded bonds and stocks are also valued at fair value. Direct placement bonds and warrants are stated at fair value, as determined by the Company or third-party appraisers. Short-term investments held in money market Separate Accounts are stated at fair value regardless of the length of maturity. Short-term investments held in all other Separate Accounts with remaining maturity at acquisition of (i) sixty days or less are stated at amortized cost which, the Company believes when combined with accrued income, approximates fair value; or (ii) more than sixty days are stated at fair value. Investments in shares of respective trusts are stated at fair value, which reflects the net asset value of the various portfolios. Net asset values are based upon market or fair values of the securities held in each of the corresponding portfolios of the funds.

Deposit-type contracts include annuities certain, supplemental contracts, and dividend accumulations. The Company estimates the fair values of annuities certain and supplemental contracts using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. The Company estimates that the fair value of dividend accumulations approximates carrying value.

The Company held no financial instruments as of December 31, 2023 and 2022, for which it was not practicable to estimate fair value. The Company held no investments measured at NAV as of December 31, 2023 and 2022.

17.	Retained Assets

The Company accounts for retained assets in a manner similar to supplementary contracts. Claims expense is reported in “Death and annuity benefits” in the Statements of Operations. In lieu of a cash payment to the beneficiary, a liability is established in “Liability for deposit-type contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The credited rate during 2023, 2022, and 2021 for accounts administered by Northern Trust was 0.25%. For accounts administered by Bank of New York Mellon (“BNYM”), which were introduced during 2014, the credited rate for 2023 and 2022 for all BNYM accounts was 0.4%.

No fees were charged to retained asset account owners during the three-year period ended December 31, 2023.

In the event of a claim, the beneficiary is given the option of a direct payment, a settlement option provided by the policy or a retained assets account. The retained assets account is generally the default method.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The table below summarizes the number and balance of retained asset accounts in force, by aging category, as of December 31:

	In Force ($ in thousands)
	2023		2022
	Number	Balance	Number	Balance
Up to and including 12 Months	70	$6,125	137	$15,306
13 to 24 Months	102	6,878	108	8,799
25 to 36 Months	72	5,864	92	5,546
37 to 48 Months	57	2,972	64	2,646
49 to 60 Months	37	1,305	69	2,823
Over 60 Months	658	18,285	733	20,857
Total	996	$41,429	1,203	$55,977

All of the Company’s retained asset accounts are individual contracts. The table below shows retained asset components as of December 31:

	($ in thousands)
	2023		2022
	Number	Balance	Number	Balance
Number/Balance of Retained Asset Accounts at the Beginning of the Year	1,203	$55,977	1,295	$55,462
Number/Balance of Retained Asset Account Issue/Added During the Year	153	19,328	257	33,567
Investment Earnings Credited to Retained Asset Accounts During the Year	XXX	192	XXX	212
Fees and Other Charges Assessed to Retained Asset Accounts During the Year	XXX	—	XXX	—
Number/Amount of Retained Asset Accounts Transferred to State Unclaimed Property funds During the Year	28	144	13	8
Number/Amount of Retained Asset Accounts Closed/Withdrawn During the Year	332	33,924	336	33,256
Number/Balance of Retained Asset Accounts at the End of the Year	996	$41,429	1,203	$55,977

18.	Company-owned Life Insurance

The Company is the owner and beneficiary of life insurance policies that are included in the “Other assets” line at their cash surrender values pursuant to SSAP No. 21R, “Other admitted assets”. At December 31, 2022, $12.3 million cash surrender values of these policies were fully non-admitted as documentation was not available to support the subject policies’ compliance with Internal Revenue Code (IRC) §7702, as required by SSAP No. 21R paragraph 8. In 2023, the Company performed additional testing procedures to confirm the subject policies’ compliance with §7702. At December 31, 2023 the Company has admitted the $12.0 million cash surrender value of these policies accordingly.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

19.	Other Disclosures

As a result of events that occurred at certain financial institutions and the subsequent regulatory actions taken during 2023, the Company has evaluated the impact of these events to certain holdings within its investment portfolio. As a result of this evaluation, the Company sold certain bonds and recognized a pre-tax realized investment loss of $8.1 million.

In response to these events, the Federal Reserve announced that it would make additional funding available via a new Bank Term Funding Program (“BTFP”), offering loans of up to one year to eligible depository institutions to ensure they have the ability to meet the needs of all depositors. The impact of these developments remains uncertain. However, they may influence future regulatory policies or affect the way that banking institutions (including the Federal Home Loan Banks) and other financial market participants conduct business, such as the terms or amounts of funding they make available to the Company.

20.	Subsequent Events

On March 13, 2024, the Company declared an ordinary dividend in an amount not to exceed $20.0 million to be paid to its parent, PLICO, on or after March 28, 2024. The payment of this dividend requires that notification be provided to the Superintendent within five days following the dividend declaration, and at least ten days prior to the dividend payment. The Company provided this notification on March 15, 2024 and intends to complete payment on March 28, 2024.

The Company has evaluated the effects of events subsequent to December 31, 2023, and through March 22, 2024 (the date of the issuance of the Statutory statements included herein), and there are no other material subsequent events to report.

SUPPLEMENTAL SCHEDULES

MONY LIFE INSURANCE COMPANY

SCHEDULE I

Summary of Investments-Other than Investments in Related Parties as of December 31, 2023

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet

	($ in thousands)
Fixed maturities:
Bonds:
United States Government and government agencies and authorities	$208,774	$190,018	$208,705
States, municipalities and political subdivisions	21,868	22,818	21,868
Public utilities	632,213	541,577	632,213
All other corporate bonds	3,921,806	3,409,278	3,921,806
Total fixed maturities	4,784,661	4,163,691	4,784,592
Equity securities:
Common stocks:
Banks, trust and insurance companies	1,243	1,243	1,243
Nonredeemable preferred stocks	5,250	3,316	3,316
Total equity securities	6,493	4,559	4,559
Mortgage loans on real estate	278,085	255,511	278,085
Policy loans	542,790	542,790	542,790
Other long-term investments	160,600	132,274	160,600
Total investments	$5,772,629	$5,098,825	$5,770,626

See accompanying independent auditors’ report.

S-1

MONY LIFE INSURANCE COMPANY

SCHEDULE IV

Reinsurance

as of and for the years ended December 31, 2023, 2022, and 2021

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net

	($ in thousands)
2023
Life insurance in force	$13,104,560	$1,055,931	$—	$12,048,629	—%
Premiums:
Life insurance	$167,993	$13,224	$—	$154,769	—%
Accident and health insurance	11,970	11,743	—	227	—%
Total	$179,963	$24,967	$—	$154,996	—%

2022
Life insurance in force	$14,160,113	$1,375,001	$—	$12,785,112	—%
Premiums:
Life insurance	$192,737	$13,829	$—	$178,908	—%
Accident and health insurance	14,339	13,998	—	341	—%
Total	$207,076	$27,827	$—	$179,249	—%

2021
Life insurance in force	$15,277,500	$1,609,866	$—	$13,667,634	—%
Premiums:
Life insurance	$203,458	$13,811	$—	$189,647	—%
Accident and health insurance	16,277	15,828	—	449	—%
Total	$219,735	$29,639	$—	$190,096	—%

See accompanying independent auditors’ report.

S-2